Exhibit 10.43

FIRST AMENDMENT TO

AGREEMENTS BETWEEN

CAPSTONE TURBINE CORPORATION

(“Capstone”)

and

TURBINE INTERNATIONAL, LLC

(“Distributor”)

This FIRST AMENDMENT is intended to amend the ACCOUNTS RECEIVEABLE ASSIGNMENT AGREEMENT, and the PROMISSORY NOTE (collectively “Agreements”) and is made as of this 5th day of June, 2018 (the “Effective Date”), by and between Capstone, a Delaware Corporation,  located at 16640 Stagg Street,  Van Nuys, California 91406, and Distributor Turbine International, LLC (collectively referred to herein as the “Parties”), (the “First Amendment”) and is entered into for the following purposes:

1.	The Parties intend to amend the ACCOUNTS RECEIVEABLE ASSIGNMENT AGREEMENT to restructure the payment terms thereunder; and
2.	The Parties intend to amend the PROMISSORY NOTE to restructure the payment terms thereunder.

WHEREAS, Capstone and Distributor entered into that certain Master Distributor Agreement between Capstone and Distributor, dated October 18, 2017 (the “Master Distributor Agreement”), pursuant to which Distributor was allowed to purchase certain Products and Parts for sale to End Users (as those terms are defined in the Agreement), and;

WHEREAS, Capstone and Distributor entered into that certain Accounts Receivable Assignment Agreement between Capstone and Distributor, dated October 13, 2017 (the “Accounts Receivable Assignment Agreement”), pursuant to which Distributor agreed to purchase from Capstone certain Accounts Receivable owed to Capstone by its former Russian Distributor, BPC Engineering, LLC; and

WHEREAS, Capstone and Distributor entered into that certain Promissory Note between Capstone and Distributor, dated October 13, 2017 (the “Promissory Note”), pursuant to which Distributor agreed to pay a total sum of Three Million Eight Hundred Thousand US Dollars (US$3,800,000) to Capstone within nine months of entering into the Master Distributor Agreement;

NOW, THERFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AMENDMENTS TO THE ACCOUNTS RECEIVABLE ASSIGNMENT AGREEMENT

WHEREAS, Capstone and Distributor entered into that certain “Accounts Receivable Assignment Agreement”), pursuant to which Distributor agreed to purchase from Capstone certain Accounts Receivable owed to Capstone by its former Russian Distributor, BPC Engineering, the Parties desire to amend the payment terms in the Accounts Receivable Assignment Agreement by deleting the following Paragraphs in full:

1.	TI agrees to pay Capstone the total of Two Million Five Hundred Thousand US Dollars (US $ 2,500,000) for the assignment of the Accounts Receivable as set forth below:
•	US $100,000 upon the full execution of the Letter Agreement (“First Payment”),
•	US $600,000 on or before November 20, 2017 (“Second Payment”)
•	US $1,800,000 on or before February 1, 2017 (“Final Payment”).
2.	Upon Capstone’s receipt of the First Payment, Second Payment, and Final Payment, Capstone transfers all right, title and interest in and to the Accounts Receivable.

And replacing them with the following Paragraphs in full:

1.	TI agrees to pay Capstone the total of Two Million Five Hundred Thousand US Dollars (US $ 2,500,000) for the assignment of the Accounts Receivable as set forth below:
A.	US $100,000 upon the full execution of the Letter Agreement (“First Payment”),
B.	US $600,000 on or before November 20, 2017 (“Second Payment”),
C.	US $329,847.60 on or before March 31, 2018 (“Third Payment”),
D.	US $100,000 on or before September 20, 2018 (“Fourth Payment”),
E.	US $400,000 on or before December 20, 2018 (“Fifth Payment”),
F.	US $400,000 on or before March 20, 2019 (“Sixth Payment”),
G.	US $300,000 on or before June 20, 2019 (“Seventh Payment”), and
H.	US $270,152.40 on or before September 20, 2019 (“Final Payment”).
2.

As of the Effective Date of this First Amendment to the Accounts Receivable Assignment Agreement, Capstone acknowledges full receipt from TI of the First, Second, and Third Payment hereunder.  Upon Capstone’s receipt of the remaining Fourth Payment, Fifth Payment, Sixth Payment, Seventh Payment, and Final Payment, Capstone transfers all right, title and interest in and to the Accounts Receivable.

AMENDMENTS TO THE PROMISSORY NOTE

WHEREAS, Capstone and Distributor entered into that certain Promissory Note between Capstone and Distributor, dated October 13, 2017 (the “Promissory Note”), pursuant to which Distributor agreed to pay a total sum of Three Million Eight Hundred Thousand US Dollars (US$3,800,000) to Capstone within nine months of entering into the Master Distributor Agreement, the Parties desire to amend the payment terms in the Promissory Note by deleting the following Paragraphs in full:

2.

The Principal Amount of this Promissory Note (“Note”) shall be due and payable in thirty five (35) equal monthly installments beginning on the Payment Commencement Date as defined below. If not paid sooner, the entire remaining indebtedness under this Note shall be due and payable on the Date of the Final Payment as defined below.

A.	TI’s obligation to remit payment on this Note will commence nine months after the Effective Date of the New Agreement (“Transition Period”).

B.	The first payment shall become due on the 1st day of the first full month following the Transition Period (“Payment Commencement Date”).
C.	The entire indebtedness under this Note shall be paid thirty five (35) months after the Payment Commencement Date (“Date of Final Payment”).

And replacing them with the following Paragraph in full:

2.

The Principal Amount of this Promissory Note (“Note”) shall be due and payable in thirteen equal quarterly installments beginning on the Payment Commencement Date as defined below. If not paid sooner, the entire remaining indebtedness under this Note shall be due and payable on the Date of the Final Payment as defined below.

A.	TI’s obligation to remit payment on this Note will commence Eighteen months after the Effective Date of the First Amendment to the Promissory Note (“Transition Period”).
B.

The first payment hereunder shall become due on December 21, 2019 (“Payment Commencement Date”), and each successive payment thereafter shall be due no later than Ten calendar (10) days prior to the end of each calendar quarter following the Payment Commencement Date.

C.	The entire indebtedness under this Note shall be paid in thirteen equal quarterly installments beginning on the Payment Commencement Date (“Date of Final Payment”).

TERMS PERTAINING TO THIS FIRST AMENDMENT TO THE AGREEMENTS

1.

Limited Modifications. Except as expressively set forth herein in this First Amendment to the Agreements, nothing contained herein small modify the terms of the Agreements or constitute a waiver of the rights of the Parties as they exist on the date of the First Amendment to the Agreements. Except as amended hereby, the terms and provisions of the Agreements, as amended, shall remain unchanged and in full force and effect.

2.

Capitalized Terms. All capitalized terms used herein shall have the meanings asserted to those terms in the respective Agreements, unless expressly defined otherwise in this First Amendment to the Agreements.

3.

Counterparts. This First Amendment to the Agreements may be executed in one or more counterparts, each of which shall be deemed the original and all of which together shall constitute one and the same instrument.  The parties may deliver counterparts of this First Amendment to the Agreements by facsimile or electronic transmission.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, by their signatures below, the parties hereto acknowledge that they have reviewed carefully what has been expressed in this First Amendment to the Agreements, which they understand is a legally binding document, and that the understandings and agreements expressed in this document are binding upon them as of the date first set forth above.

CAPSTONE TURBINE CORPORATION		TURBINE INTERNATIONAL, LLC

By:	/s/ Darren Jamison	By	/s/ Gloria Penafiel
Name:	Darren Jamison	Name:	Gloria Penafiel
Title:	President and CEO	Title:	Secretary
Date:	June 6, 2018	Date:	June 5, 2018